UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Income Builder Portfolio

Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2009

Date of reporting period: 07/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

Annual Report
JULY 31, 2009

BlackRock Income Portfolio

BlackRock Income Builder Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	JULY 31, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of extreme investor pessimism and decided weakness, and another of cautious optimism and nascent signs of recovery. The first half of the period was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the US Treasury Department and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March 2009 before going on a three-month rally that largely negated year-to-date losses. Late in the period, investor enthusiasm waned and a correction ensued for several weeks, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Equities rallied once again as the period drew to a close, resulting in positive year-to-date returns for all major indexes. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while the flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. This has been particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support to municipal bonds.

Total Returns as of July 31, 2009	6-month	12-month
US equities (S&P 500 Index)	21.18%	(19.96)%
Small cap US equities (Russell 2000 Index)	26.61%	(20.72)%
International equities (MSCI Europe, Australasia, Far East Index)	30.63%	(22.60)%
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(3.91)%	7.58%
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.47%	7.85%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.38%	5.11%
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.11%	5.30%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of July 31, 2009	Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C shares returned (8.18)%, (8.50)% and (9.14)%, respectively, for the 12-month period. By comparison, the broad-market equity and fixed income benchmarks, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned (19.96)% and 7.85%, respectively, while the Portfolio’s custom benchmark, the 50% S&P 500 Index/50% Barclays Capital US Aggregate Bond Index, returned (6.16)%.

What factors influenced performance?

•

During the period, the equity portion of the Portfolio outperformed relative to the S&P 500 Index due to stock selection and an underweight in energy; a substantial overweight in telecommunication services; and stock selection in consumer staples and health care. The Portfolio’s large cash weighting also made a significant positive contribution to relative performance.

•

The largest detractor from performance during the period was a large underweight in information technology. Stock selection and an underweight in consumer discretionary also hindered performance, as did stock selection in industrials.

•

The fixed income portion of the Portfolio (roughly 50% of total assets) is allocated to various BlackRock fixed income funds. With the exception of the Portfolio’s cash holdings, all underlying funds generated positive returns. The BlackRock Low Duration Bond Portfolio benefited, as valuations for US securitized assets improved following the expansion of the Term Asset-Backed Securities Loan Facility (TALF) program and the introduction of the Public-Private Investment Program (PPIP). The BlackRock High Yield Bond Portfolio also contributed as investors’ risk appetites returned.

Describe recent Portfolio activity.

•

There were few significant changes made to the long-term investment direction in the equity portion of the Portfolio; however, changes were made to reflect new concerns about underlying company fundamentals. The Portfolio shed two of its large financial holdings; Bank of America Corp. and Citigroup, Inc., given forecasts about the firms’ likely inability to maintain healthy dividend payments due to requirements of the Troubled Asset Relief Program (“TARP”). The absolute weighting in financials was reduced significantly during the year, and additions were made to holdings in consumer staples. The Portfolio added marginally to holdings in health care, and its heavier cash position remained largely the same.

•	In the fixed income portion of the Portfolio, our allocations to each underlying fund remained consistent over the period.

Describe Portfolio positioning at period end.

•

Our outlook and positioning reflect concern that the US economy has shown staggered signs of stabilization. There have been indications of a bottoming process, but fewer signs of positive growth. We believe that earnings upticks during the first half of 2009, after market declines at the end of 2008, were driven by cost cutting measures. Visibility on company fundamentals is growing. Therefore, the Portfolio is positioned to reflect our confidence in sustainable dividends, balance sheet strength and low-cost-of-production companies. We believe that higher-quality names in the value space can offer relative earnings protection and current income. We will maintain our exposure to larger-cap stocks that have healthy dividend yields, low debt, strong earnings growth and attractive positioning within their respective global industries.

•

Within the fixed income portion, the Portfolio held a roughly 53% allocation to BlackRock Low Duration Bond Portfolio, 41% to BlackRock High Yield Bond Portfolio and 6% to BlackRock International Bond Portfolio. Spread markets are improving, and we believe that US securitized assets represent long-term value and should benefit further from the TALF and PPIP. In high yield, we believe the risk of rising defaults is priced into the market. We believe the valuations and attractive yields offered by non-investment-grade paper provide protection against downside risk, and that select companies provide attractive relative value opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	JULY 31, 2009

Portfolio Summary (concluded)	Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3	This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged marked-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the S&P 500 Index (50%) and Barclays Capital US Aggregate Bond Index (50%).

6	Commencement of operations.

Performance Summary for the Period Ended July 31, 2009

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	17.11%	(8.18)%	N/A	(8.23)%	N/A
Investor A	16.83%	(8.50)%	(13.27)%	(8.49)%	(12.14)%
Investor C	16.45%	(9.14)%	(10.01)%	(9.11)%	(9.11)%
S&P 500 Index	21.18%	(19.96)%	N/A	(20.13)%	N/A
Barclays Capital US Aggregate Bond Index	4.47%	7.85%	N/A	5.08%	N/A
50% S&P 500 Index / 50% Barclays Capital US Aggregate Bond Index	12.93%	(6.16)%	N/A	(7.63)%	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,171.10	$2.96	$1,000.00	$1,022.07	$2.76
Investor A	$1,000.00	$1,168.30	$4.30	$1,000.00	$1,020.83	$4.01
Investor C	$1,000.00	$1,164.50	$8.32	$1,000.00	$1,017.11	$7.75

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.80% for Investor A and 1.55% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2009	5

Portfolio Summary as of July 31, 2009	Income Builder Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C shares returned (14.53)%, (14.71)% and (15.37)%, respectively, for the 12-month period. By comparison, the broad-market equity and fixed income benchmarks, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned (19.96)% and 7.85%, respectively, while the Portfolio’s custom benchmark, the 75% S&P 500 Index/25% Barclays Capital US Aggregate Bond Index, returned (13.11)%.

What factors influenced performance?

•

During the period, the equity portion of the Portfolio outperformed relative to the S&P 500 Index due to stock selection and an underweight in energy; a substantial overweight in telecommunication services; and stock selection in consumer staples and health care. The Portfolio’s large cash weighting also made a significant positive contribution to relative performance.

•

The largest detractor from performance during the period was a large underweight in information technology. Stock selection and an underweight in consumer discretionary also hindered performance, as did stock selection in industrials.

•

The fixed income portion of the Portfolio (roughly 25% of total assets) is allocated to various BlackRock fixed income funds. With the exception of the Portfolio’s cash holdings, all underlying funds generated positive returns. The BlackRock Low Duration Bond Portfolio benefited, as valuations for US securitized assets improved following the expansion of the Term Asset-Backed Securities Loan Facility (“TALF”) program and the introduction of the Public-Private Investment Program (“PPIP”). The BlackRock High Yield Bond Portfolio also contributed as investors’ risk appetites returned.

Describe recent Portfolio activity.

•

There were few significant changes made to the long-term investment direction in the equity portion of the Portfolio; however, changes were made to reflect new concerns about underlying company fundamentals. The Portfolio shed two of its large financial holdings; Bank of America Corp. and Citigroup, Inc., given forecasts about the firms’ likely inability to maintain healthy dividend payments due to requirements of the Troubled Asset Relief Program (“TARP”). The absolute weighting in financials was reduced significantly during the year, and additions were made to holdings in consumer staples. The Portfolio added marginally to holdings in health care, and its heavier cash position remained largely the same.

•	In the fixed income portion of the Portfolio, our allocations to each underlying fund remained consistent over the period.

Describe Portfolio positioning at period end.

•

Our outlook and positioning reflect concern that the US economy has shown staggered signs of stabilization. There have been indications of a bottoming process, but fewer signs of positive growth. We believe that earnings upticks during the first half of 2009, after market declines at the end of 2008, were driven by cost cutting measures. Visibility on company fundamentals is growing. Therefore, the Portfolio is positioned to reflect our confidence in sustainable dividends, balance sheet strength and low-cost-of-production companies. We believe that higher-quality names in the value space can offer relative earnings protection and current income. We will maintain our exposure to larger-cap stocks that have healthy dividend yields, low debt, strong earnings growth and attractive positioning within their respective global industries.

•

Within the fixed income portion, the Portfolio held a roughly 51% allocation to BlackRock Low Duration Bond Portfolio, 43% to BlackRock High Yield Bond Portfolio and 6% to BlackRock International Bond Portfolio. Spread markets are improving, and we believe that US securitized assets represent long-term value and should benefit further from the TALF and PPIP. In high yield, we believe the risk of rising defaults is priced into the market. We believe the valuations and attractive yields offered by non-investment-grade paper provide protection against downside risk, and that select companies provide attractive relative value opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2009

Portfolio Summary (concluded)	Income Builder Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio will invest approximately 75% of its assets in equity securities and approximately 25% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3	This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged marked-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the S&P 500 Index (75%) and Barclays Capital US Aggregate Bond Index (25%).

6	Commencement of operations.

Performance Summary for the Period Ended July 31, 2009

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	17.30%	(14.53)%	N/A	(13.80)%	N/A
Investor A	17.38%	(14.71)%	(19.20)%	(13.95)%	(17.38)%
Investor C	16.88%	(15.37)%	(16.19)%	(14.59)%	(14.59)%
S&P 500 Index	21.18%	(19.96)%	N/A	(20.13)%	N/A
Barclays Capital US Aggregate Bond Index	4.47%	7.85%	N/A	5.08%	N/A
75% S&P 500 Index / 25% Barclays Capital US Aggregate Bond Index	17.09%	(13.11)%	N/A	(13.93)%	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,173.00	$4.04	$1,000.00	$1,021.08	$3.76
Investor A	$1,000.00	$1,173.80	$5.39	$1,000.00	$1,019.84	$5.01
Investor C	$1,000.00	$1,168.80	$9.41	$1,000.00	$1,016.12	$8.75

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.00% for Investor A and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2009	7

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after December 1, 2009. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2009 and held through July 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	ANNUAL REPORT	JULY 31, 2009

Portfolio Information as of July 31, 2009

Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	26%
BlackRock High Yield Bond Portfolio, BlackRock Class	21
BlackRock International Bond Portfolio, BlackRock Class	3
JPMorgan Chase & Co.	2
Verizon Communications, Inc.	2
BHP Billiton Ltd.	2
Philip Morris International, Inc.	2
AT&T, Inc.	2
Royal Dutch Shell Plc - Class A	2
Chevron Corp.	1

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds	50%
Utilities	7
Materials	7
Financials	7
Energy	7
Telecommunication Services	6
Consumer Staples	5
Health Care	4
Industrials	4
Information Technology	2
Consumer Discretionary	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Income Builder Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	13%
BlackRock High Yield Bond Portfolio, BlackRock Class	11
AT&T, Inc.	3
Verizon Communications, Inc.	2
Royal Dutch Shell Plc - Class A	2
Enbridge, Inc	2
Total SA - ADR	2
Bristol-Myers Squibb Co.	2
Philip Morris International, Inc.	2
BHP Billiton Ltd.	2

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds.	25%
Utilities	13
Materials	11
Energy	11
Telecommunication Services	8
Consumer Staples	8
Financials	7
Health Care	7
Industrials	6
Information Technology	3
Consumer Discretionary	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT	JULY 31, 2009	9

Schedule of Investments July 31, 2009	Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.4%
Northrop Grumman Corp.	100	$4,458
Raytheon Co.	590	27,701
United Technologies Corp.	100	5,447

		37,606

Beverages — 0.6%
Diageo Plc	1,100	17,148

Chemicals — 1.4%
BASF SE	100	5,002
The Dow Chemical Co.	150	3,175
E.I. du Pont de Nemours & Co.	520	16,084
Olin Corp.	860	11,859
Praxair, Inc.	40	3,127

		39,247

Commercial Banks — 4.0%
Bank of Nova Scotia	525	22,379
Royal Bank of Canada	200	9,521
Standard Chartered Plc	325	7,716
The Toronto-Dominion Bank	490	28,706
U.S. Bancorp	1,040	21,226
Wells Fargo & Co.	860	21,036

		110,584

Computers & Peripherals — 0.4%
Hewlett-Packard Co.	90	3,897
International Business Machines Corp.	60	7,076

		10,973

Containers & Packaging — 0.8%
Temple-Inland, Inc.	1,410	22,081

Diversified Financial Services — 2.2%
JPMorgan Chase & Co.	1,590	61,454

Diversified Telecommunication Services — 4.8%
AT&T, Inc.	1,590	41,705
BCE, Inc.	220	5,069
CenturyTel, Inc.	300	9,417
Frontier Communications Corp.	1,590	11,130
Manitoba Telecom Services, Inc.	150	4,818
Qwest Communications International, Inc.	2,900	11,194
Verizon Communications, Inc.	1,470	47,143

		130,476

Electric Utilities — 2.9%
American Electric Power Co., Inc.	170	5,263
Duke Energy Corp.	980	15,171
Exelon Corp.	120	6,103
FPL Group, Inc.	120	6,801
Northeast Utilities, Inc.	120	2,761
PPL Corp.	370	12,502
Southern Co.	980	30,772

		79,373

Energy Equipment & Services — 0.4%
Diamond Offshore Drilling, Inc.	120	10,784

Food Products — 1.5%
H.J. Heinz Co.	610	23,461
Kraft Foods, Inc. - Class A	610	17,287

		40,748

Gas Utilities — 0.9%
AGL Resources, Inc.	180	6,052
EQT Corp.	490	18,806

		24,858

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.	120	6,607

Household Products — 0.5%
The Clorox Co.	120	7,321
Kimberly-Clark Corp.	120	7,014

		14,335

Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc.	250	7,175

Industrial Conglomerates — 1.2%
3M Co.	110	7,757
General Electric Co.	1,900	25,460

		33,217

Insurance — 0.2%
The Travelers Companies, Inc.	120	5,168

Machinery — 1.0%
Caterpillar, Inc.	520	22,911
Deere & Co.	120	5,249

		28,160

Media — 0.2%
Vivendi	250	6,408

Metals & Mining — 3.2%
Aluminum Corp. of China Ltd. - ADR	75	2,166
BHP Billiton Ltd.	1,420	44,807
BlueScope Steel Ltd.	2,330	6,563
Nucor Corp.	250	11,117
Rio Tinto Ltd.	213	10,739
Southern Copper Corp.	480	12,365

		87,757

Multi-Utilities — 2.3%
Consolidated Edison, Inc.	490	19,286
Dominion Resources, Inc.	380	12,844
PG&E Corp.	120	4,845
Public Service Enterprise Group, Inc.	670	21,742
Wisconsin Energy Corp.	90	3,867

		62,584

Oil, Gas & Consumable Fuels — 6.0%
Chevron Corp.	530	36,819
Enbridge, Inc.	905	35,024
Royal Dutch Shell Plc - Class A	1,590	41,645
Total SA - ADR	610	33,946
Woodside Petroleum Ltd.	415	15,906

		163,340

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Portfolio’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.	ADR CAD	American Depositary Receipt Canadian Dollar
	USD	United States Dollar

See Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Paper & Forest Products — 1.1%
MeadWestvaco Corp.	610	$11,889
Weyerhaeuser Co.	540	18,921

		30,810

Pharmaceuticals — 4.1%
Abbott Laboratories	120	5,399
Bristol-Myers Squibb Co.	1,630	35,436
Johnson & Johnson	50	3,044
Merck & Co., Inc.	500	15,005
Pfizer, Inc.	1,840	29,311
Wyeth	530	24,672

		112,867

Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	860	16,555
Microchip Technology, Inc.	450	12,119

		28,674

Software — 0.3%
Microsoft Corp.	400	9,408

Textiles, Apparel & Luxury Goods — 0.4%
VF Corp.	150	9,704

Tobacco — 2.4%
Altria Group, Inc.	610	10,693
British American Tobacco Plc	200	6,208
Philip Morris International, Inc.	910	42,406
Reynolds American, Inc.	120	5,221

		64,528

Water Utilities — 0.3%
American Water Works Co., Inc.	370	7,293

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc - ADR	740	15,229

Total Common Stocks — 46.6%		1,278,596

Affiliated Investment Companies(a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	85,573	533,978
BlackRock International Bond Portfolio, BlackRock Class	7,601	79,887
BlackRock Low Duration Bond Portfolio, BlackRock Class	73,789	678,122

Total Fixed Income Funds — 47.1%		1,291,987

Total Long-Term Investments (Cost — $2,721,069) — 93.7%		2,570,583

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class 0.31%(a)(b) (Cost — $173,207) — 6.3%	173,207	173,207

Total Investments (Cost — $2,894,276*) — 100.0%		$2,743,790
Liabilities in Excess of Other Assets — (0.0)%		(928)

Net Assets — 100.0%		$2,742,862

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,933,575

Gross unrealized appreciation	$46,574
Gross unrealized depreciation	(236,359)
Net unrealized depreciation	$(189,785)

(a)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost		Realized Gain (Loss)	Income
BlackRock GNMA Portfolio,
BlackRock Class	$8,625	$252,337		$3,439	$1,312
BlackRock High Yield
Bond Portfolio, BlackRock Class	$195,134	$171,082		$(40,207)	$49,716
BlackRock International
Bond Portfolio, BlackRock Class	$102,542	$18,347		$(1,804)	$11,733
BlackRock Low Duration
Bond Portfolio, BlackRock Class	$524,218	$244,993		$(26,187)	$27,791
BlackRock Liquidity Funds,
TempFund, Institutional Class	$—	$2,684	**	$—	$2,524

**	Represents net sales cost.

(b)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of July 31, 2009 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
CAD 5,000	USD 4,614	Citibank, N.A.	8/04/09	$28

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

ANNUAL REPORT	JULY 31, 2009	11

Schedule of Investments (concluded)	Income Portfolio

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Common Stocks:
Aerospace & Defense	$37,606	—	—	$37,606
Beverages	—	$17,148	—	17,148
Chemicals	34,245	5,002	—	39,247
Commercial Banks	102,868	7,716	—	110,584
Computers & Peripherals	10,973	—	—	10,973
Containers & Packaging	22,081	—	—	22,081
Diversified Financial Services	61,454	—	—	61,454
Diversified Telecommunication Services	130,476	—	—	130,476
Electric Utilities	79,373	—	—	79,373
Energy Equipment & Services	10,784	—	—	10,784
Food Products	40,748	—	—	40,748
Gas Utilities	24,858	—	—	24,858
Hotels, Restaurants & Leisure	6,607	—	—	6,607
Household Products	14,335	—	—	14,335
Independent Power Producers & Energy Traders	7,175	—	—	7,175
Industrial Conglomerates	33,217	—	—	33,217
Insurance	5,168	—	—	5,168
Machinery	28,160	—	—	28,160
Media	—	6,408	—	6,408
Metals & Mining	25,648	62,109	—	87,757
Multi-Utilities	62,584	—	—	62,584
Oil, Gas & Consumable Fuels	105,789	57,551	—	163,340
Paper & Forest Products	30,810	—	—	30,810
Pharmaceuticals	112,867	—	—	112,867
Semiconductors & Semiconductor Equipment	28,674	—	—	28,674
Software	9,408	—	—	9,408
Textiles, Apparel & Luxury Goods	9,704	—	—	9,704
Tobacco	58,320	6,208	—	64,528
Water Utilities	7,293	—	—	7,293
Wireless Telecommunication Services	15,229	—	—	15,229
Fixed Income Funds	1,291,987	—	—	1,291,987
Short-Term Securities	173,207	—	—	173,207
Other Financial Instruments[1] :
Assets:	—	28	—	28

Total	$2,581,648	$162,170	—	$2,743,818

1	Other financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.0%
Northrop Grumman Corp.	90	$4,012
Raytheon Co.	410	19,250
United Technologies Corp.	90	4,902

		28,164

Beverages — 0.8%
Diageo Plc	760	11,847

Chemicals — 2.5%
BASF SE	90	4,501
The Dow Chemical Co.	150	3,176
E.I. du Pont de Nemours & Co.	460	14,228
Olin Corp.	760	10,480
Praxair, Inc.	30	2,345

		34,730

Commercial Banks — 4.6%
Bank of Nova Scotia	465	19,822
Royal Bank of Canada	100	4,760
Standard Chartered Plc	285	6,766
The Toronto-Dominion Bank	210	12,303
U.S. Bancorp	390	7,960
Wells Fargo & Co.	550	13,453

		65,064

Computers & Peripherals — 1.1%
Hewlett-Packard Co.	180	7,794
International Business Machines Corp.	60	7,076

		14,870

Containers & Packaging — 1.2%
Temple-Inland, Inc.	1,050	16,443

Diversified Financial Services — 1.7%
JPMorgan Chase & Co.	630	24,349

Diversified Telecommunication Services — 7.0%
AT&T, Inc.	1,310	34,361
BCE, Inc.	170	3,917
CenturyTel, Inc.	200	6,278
Frontier Communications Corp.	1,190	8,330
Manitoba Telecom Services, Inc.	150	4,818
Qwest Communications International, Inc.	2,240	8,646
Verizon Communications, Inc.	980	31,429

		97,779

Electric Utilities — 5.8%
American Electric Power Co., Inc.	370	11,455
Duke Energy Corp.	980	15,170
Exelon Corp.	110	5,595
FPL Group, Inc.	210	11,901
Northeast Utilities, Inc.	110	2,531
PPL Corp.	320	10,813
Southern Co.	760	23,864

		81,329

Energy Equipment & Services — 0.7%
Diamond Offshore Drilling, Inc.	110	9,886

Food Products — 2.1%
H.J. Heinz Co.	440	16,922
Kraft Foods, Inc. - Class A	440	12,470

		29,392

Gas Utilities — 1.6%
AGL Resources, Inc.	180	6,052
EQT Corp.	440	16,887

		22,939

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.	110	6,057

Household Products — 0.9%
The Clorox Co.	110	6,711
Kimberly-Clark Corp.	110	6,429

		13,140

Independent Power Producers & Energy Traders — 0.4%
Constellation Energy Group, Inc.	210	6,027

Industrial Conglomerates — 1.7%
3M Co.	100	7,052
General Electric Co.	1,250	16,750

		23,802

Insurance — 0.3%
The Travelers Companies, Inc.	110	4,738

Machinery — 2.1%
Caterpillar, Inc.	460	20,268
Deere & Co.	210	9,185

		29,453

Media — 0.3%
Vivendi	150	3,845

Metals & Mining — 4.6%
Aluminum Corp. of China Ltd. - ADR	75	2,166
BHP Billiton Ltd.	830	26,190
BlueScope Steel Ltd.	2,060	5,803
Nucor Corp.	210	9,338
Rio Tinto Ltd.	213	10,739
Southern Copper Corp.	420	10,819

		65,055

Multi-Utilities — 3.7%
Consolidated Edison, Inc.	440	17,318
Dominion Resources, Inc.	270	9,126
PG&E Corp.	110	4,441
Public Service Enterprise Group, Inc.	540	17,523
Wisconsin Energy Corp.	80	3,438

		51,846

Oil, Gas & Consumable Fuels — 9.1%
Chevron Corp.	360	25,009
Enbridge, Inc.	795	30,767
Royal Dutch Shell Plc - Class A	1,190	31,168
Total SA - ADR	550	30,608
Woodside Petroleum Ltd.	255	9,773

		127,325

Paper & Forest Products — 1.8%
MeadWestvaco Corp.	440	8,576
Weyerhaeuser Co.	480	16,819

		25,395

Pharmaceuticals — 6.1%
Abbott Laboratories	210	9,448
Bristol-Myers Squibb Co.	1,250	27,175
Johnson & Johnson	50	3,045
Merck & Co., Inc.	400	12,004
Pfizer, Inc.	1,410	22,461

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	13

Schedule of Investments (continued)	Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Pharmaceuticals (concluded)
Wyeth	240	$11,172

		85,305

Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	550	10,587
Microchip Technology, Inc.	290	7,810

		18,397

Software — 0.5%
Microsoft Corp.	290	6,821

Textiles, Apparel & Luxury Goods — 0.6%
VF Corp.	120	7,763

Tobacco — 3.4%
Altria Group, Inc.	550	9,642
British American Tobacco Plc	180	5,587
Philip Morris International, Inc.	580	27,028
Reynolds American, Inc.	110	4,786

		47,043

Water Utilities — 0.5%
American Water Works Co., Inc.	320	6,307

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc - ADR	440	9,055

Total Common Stocks — 69.4%		974,166

Affiliated Investment Companies(a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	22,115	137,997
BlackRock International Bond Portfolio, BlackRock Class	1,967	20,668
BlackRock Low Duration Bond Portfolio, BlackRock Class	17,927	164,749

Total Fixed Income Funds — 23.0%		323,414

Total Long-Term Investments (Cost — $1,407,617) — 92.4%		1,297,580

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.31%(a)(b) (Cost — $113,465) — 8.1%	113,465	113,465

Total Investments (Cost — $1,521,082*) — 100.5%		1,411,045
Liabilities in Excess of Other Assets — (0.5)%		(6,722)

Net Assets — 100.0%		$1,404,323

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,538,078

Gross unrealized appreciation	$20,461
Gross unrealized depreciation	(147,494)

Net unrealized depreciation	$(127,033)

(a)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost		Realized Gain (Loss)	Income
BlackRock GNMA Portfolio,
BlackRock Class	$1,849	$73,951		$998	$385
BlackRock High Yield
Bond Portfolio, BlackRock Class	$55,252	$71,651		$(17,907)	$13,728
BlackRock International
Bond Portfolio, BlackRock Class	$30,012	$8,223		$(863)	$3,297
BlackRock Low Duration
Bond Portfolio, BlackRock Class	$153,060	$108,700		$(11,568)	$7,450
BlackRock Liquidity Funds,
TempFund, Institutional Class	$—	$12,487	**	—	$1,746

**	Represents net sales cost.

(b)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of July 31, 2009 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD 5,000	USD	4,614	Citibank, N.A.	8/04/09	$28

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	Income Builder Portfolio

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Portfolio’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Common Stocks:
Aerospace & Defense	$28,164	—	—	$28,164
Beverages	—	$11,847	—	11,847
Chemicals	30,229	4,501	—	34,730
Commercial Banks	58,298	6,766	—	65,064
Computers & Peripherals	14,870	—	—	14,870
Containers & Packaging	16,443	—	—	16,443
Diversified Financial Services	24,349	—	—	24,349
Diversified Telecommu-nication Services	97,779	—	—	97,779
Electric Utilities	81,329	—	—	81,329
Energy Equipment & Services	9,886	—	—	9,886
Food Products	29,392	—	—	29,392
Gas Utilities	22,939	—	—	22,939
Hotels, Restaurants & Leisure	6,057	—	—	6,057
Household Products	13,140	—	—	13,140
Independent Power Producers & Energy Traders	6,027	—	—	6,027
Industrial Conglomerates	23,802	—	—	23,802
Insurance	4,738	—	—	4,738
Machinery	29,453	—	—	29,453
Media	—	3,845	—	3,845
Metals & Mining	22,323	42,732	—	65,055
Multi-Utilities	51,846	—	—	51,846
Oil, Gas & Consumable Fuels	86,384	40,941	—	127,325
Paper & Forest Products	25,395	—	—	25,395
Pharmaceuticals	85,305	—	—	85,305
Semiconductors & Semiconductor Equipment	18,397	—	—	18,397
Software	6,821	—	—	6,821
Textiles, Apparel & Luxury Goods	7,763	—	—	7,763
Tobacco	41,456	5,587	—	47,043
Water Utilities	6,307	—	—	6,307
Wireless Telecommunication Services	9,055	—	—	9,055
Fixed Income Funds	323,414	—	—	323,414
Short-Term Securities	113,465	—	—	113,465
Other Financial Instruments[1] :
Assets:	—	$28	—	28

Total	$1,294,826	$116,247	—	$1,411,073

1	Other financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	15

Statements of Assets and Liabilities

July 31, 2009	Income Portfolio	Income Builder Portfolio
Assets
Investments at value - unaffiliated[1]	$1,278,596	$974,166
Investments at value - affiliated[2]	1,465,194	436,879
Foreign currency at value[3]	3,576	2,599
Unrealized appreciation on foreign currency exchange contracts	28	28
Dividends receivable	3,963	3,049
Receivable from advisor	35,196	26,321
Capital shares sold receivable	—	95
Prepaid expenses	14,448	13,544

Total assets	2,801,001	1,456,681

Liabilities
Investments purchased payable	4,644	5,341
Professional fees payable	37,564	36,723
Other affiliates payable	2,165	1,933
Officer’s and Trustees’ fees payable	1,276	1,304
Service and distribution fees payable	664	103
Other accrued expenses payable	11,826	6,954

Total liabilities	58,139	52,358

Net Assets	$2,742,862	$1,404,323

Net Assets Consist of
Paid-in capital	$3,080,769	$1,696,252
Undistributed net investment income	16,213	8,848
Accumulated net realized loss	(203,917)	(190,993)
Net unrealized appreciation/depreciation	(150,203)	(109,784)

Net Assets	$2,742,862	$1,404,323

[1] Investments at cost - unaffiliated	$1,388,551	$1,079,381
[2] Investments at cost - affiliated	1,505,725	441,701
[3] Foreign currency at cost	3,278	2,331
Net Asset Value
Institutional:
Net assets	$1,696,744	$1,104,862
Shares outstanding, unlimited number of shares authorized, $0.001 par value	202,548	141,401
Net asset value	$8.38	$7.81
Investor A:
Net assets	$251,038	$224,396
Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,982	28,738
Net asset value	$8.37	$7.81
Investor C:
Net assets	$795,080	$75,065
Shares outstanding, unlimited number of shares authorized, $0.001 par value	95,156	9,617
Net asset value	$8.36	$7.81

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2009

Statements of Operations

Year Ended July 31, 2009	Income Portfolio	Income Builder Portfolio
Investment Income
Dividends - affiliated	$93,076	$26,606
Dividends	46,078	38,553
Foreign tax withheld	(5,011)	(4,814)

Total income	134,143	60,345

Expenses
Offering	70,616	67,808
Professional	58,747	48,295
Printing	36,685	20,532
Registration	18,574	17,243
Custodian	8,324	8,371
Officer and Trustees	6,016	6,006
Investment advisory	5,781	4,908
Service and distribution - class specific	5,639	1,063
Administration	1,722	910
Transfer agent - class specific	931	758
Administration - class specific	574	303
Miscellaneous	14,184	14,140

Total expenses	227,793	190,337
Less fees waived by advisor	(5,781)	(4,908)
Less administration fees waived	(1,722)	(910)
Less administration fees waived - class specific	(544)	(292)
Less transfer agent fees waived - class specific	(43)	(44)
Less transfer agent fees reimbursed - class specific	(870)	(689)
Less expenses reimbursed by advisor	(200,576)	(173,358)

Total expenses after fees waived and reimbursed	18,257	10,136

Net investment income	115,886	50,209

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(125,157)	(155,240)
Investments - affiliated	(64,759)	(29,340)
Foreign currency transactions	2,172	1,634

	(187,744)	(182,946)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(59,263)	(53,105)
Investments - affiliated	(16,475)	2,449
Foreign currency transactions	126	246

	(75,612)	(50,410)

Total realized and unrealized loss	(263,356)	(233,356)

Net Decrease in Net Assets Resulting from Operations	$(147,470)	$(183,147)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	17

Statements of Changes in Net Assets

	Income Portfolio		Income Builder Portfolio
Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008
Operations
Net investment income	$115,886	$30,373	$50,209	$15,530
Net realized loss	(187,744)	(13,810)	(182,946)	(6,243)
Net change in unrealized appreciation/depreciation	(75,612)	(74,591)	(50,410)	(59,374)

Net decrease in net assets resulting from operations	(147,470)	(58,028)	(183,147)	(50,087)

Dividends to Shareholders From
Net investment income:
Institutional	(86,532)	(19,783)	(44,059)	(11,019)
Investor A	(8,063)	(622)	(3,914)	(474)
Investor C	(23,572)	(1,134)	(4,032)	(123)

Decrease in net assets resulting from dividends to shareholders	(118,167)	(21,539)	(52,005)	(11,616)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	711,715	2,376,351	323,675	1,377,503

Net Assets
Total increase in net assets	446,078	2,296,784	88,523	1,315,800
Beginning of period	2,296,784	—	1,315,800	—

End of period	$2,742,862	$2,296,784	$1,404,323	$1,315,800

End of period undistributed net investment income	$16,213	$10,662	$8,848	$5,399

1	Commencement of operations.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2009

Financial Highlights

	Income Portfolio
	Institutional		Investor A		Investor C
	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$10.00	$9.63	$10.00	$9.62	$10.00

Net investment income[2]	0.42	0.15	0.39	0.14	0.33	0.11
Net realized and unrealized loss	(1.24)	(0.42)	(1.24)	(0.41)	(1.24)	(0.40)

Net decrease from investment operations	(0.82)	(0.27)	(0.85)	(0.27)	(0.91)	(0.29)

Dividends from net investment income	(0.43)	(0.10)	(0.41)	(0.10)	(0.35)	(0.09)

Net asset value, end of period	$8.38	$9.63	$8.37	$9.63	$8.36	$9.62

Total Investment Return
Based on net asset value	(8.18)%	(2.72)%[3]	(8.50)%[4]	(2.75)%[3,4]	(9.14)%[4]	(2.93)%[3,4]

Ratios to Average Net Assets
Total expenses	9.32%[5]	12.51%[6,7,8]	10.54%[5]	11.77%[6,7,8]	11.60%[5]	10.78%[6,7,8]

Total expenses after fees waived and reimbursed	0.55%[5]	0.55%[6,7]	0.80%[5]	0.80%[6,7]	1.55%[5]	1.46%[6,7]

Net investment income	5.29%[5]	4.64%[6,7]	5.05%[5]	4.33%[6,7]	4.29%[5]	3.62%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,697	$1,914	$251	$99	$795	$284

Portfolio turnover	32%	73%	32%	73%	32%	73%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.

8	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.45%, 13.61% and 13.32% respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	19

Financial Highlights (concluded)

	Income Builder Portfolio
	Institutional		Investor A		Investor C
	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008	Year Ended July 31, 2009	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.54	$10.00	$9.54	$10.00	$9.54	$10.00

Net investment income[2]	0.32	0.12	0.29	0.11	0.22	0.09
Net realized and unrealized loss	(1.73)	(0.50)	(1.72)	(0.49)	(1.71)	(0.49)

Net decrease from investment operations	(1.41)	(0.38)	(1.43)	(0.38)	(1.49)	(0.40)

Dividends from net investment income	(0.32)	(0.08)	(0.30)	(0.08)	(0.24)	(0.06)

Net asset value, end of period	$7.81	$9.54	$7.81	$9.54	$7.81	$9.54

Total Investment Return
Based on net asset value	(14.53)%	(3.74)%[3]	(14.71)%[4]	(3.76)%[3,4]	(15.37)%[4]	(3.98)%[3,4]

Ratios to Average Net Assets
Total expenses	15.29%[5]	18.98%[6,7,8]	16.60%[5]	17.76%[6,7,8]	19.54%[5]	20.18%[6,7,8]

Total expenses after fees waived and reimbursed	0.75%[5]	0.75%[6,7]	1.00%[5]	1.00%[6,7]	1.75%[5]	1.75%[6,7]

Net investment income	4.25%[5]	3.72%[6,7]	3.92%[5]	3.41%[6,7]	3.00%[5]	2.72%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,105	$1,242	$224	$55	$75	$19

Portfolio turnover	30%	91%	30%	91%	30%	91%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

8	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 20.47%, 20.53% and 21.66% respectively.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of July 31, 2009, the Fund had 33 registered portfolios, of which the BlackRock Income Portfolio (“Income”) and BlackRock Income Builder Portfolio (“Income Builder”) (each a “Portfolio”, collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures. The Portfolios generally will invest a portion of their assets in open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in fixed income securities of US and non-US companies, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio either receives collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit securities as collateral for certain investments. As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the

ANNUAL REPORT	JULY 31, 2009	21

Notes to Financial Statements (continued)

transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are paid monthly for Income and at least annually for Income Builder. Distributions of capital gains are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for the periods ended July 31, 2008 and July 31, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of each Portfolio were expensed by each Portfolio and reimbursed by the Advisor. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Portfolios may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolios and their counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty each Portfolio’s certain derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Portfolios from their counterparty are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Portfolios are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative investments as described below.

Foreign Currency Exchange Contracts – The Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolios. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Portfolios’ maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

22	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

	Values of Derivative Instruments as of July 31, 2009*
	Asset Derivatives
Foreign Currency Exchange Contracts	Statements of Assets and Liabilities Location	Value
Income	Unrealized appreciation on foreign currency exchange contracts	$28
Income Builder	Unrealized appreciation on foreign currency exchange contracts	28

*	For open derivative instruments as of July 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended July 31, 2009.

The Effect of Derivative Instruments on the Statements of Operations Year Ended July 31, 2009

Net Realized Gain (Loss) from Derivatives Recognized in Income
Foreign Currency Exchange Contracts	Value
Income	$1,644
Income Builder	1,571

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Value
Income	$25
Income Builder	28

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock. BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily net assets other than net assets attributable to investments in shares of Underlying Funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, until December 1, 2009, in order to limit expenses. This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	0.55%	0.80%	1.55%
Income Builder	0.75%	1.00%	1.75%

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of the Manager, under which the Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

Effective October 1, 2008, the Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), which replaced BlackRock Distributors, Inc. (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. The service and distribution fees did not change as a result of this transaction. BRIL and BDI are affiliates of BlackRock.

Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Portfolio. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2009, affiliates including Merrill Lynch, from August 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate), earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

ANNUAL REPORT	JULY 31, 2009	23

Notes to Financial Statements (continued)

Income	$3,159
Income Builder	1,561

For the year ended July 31, 2009, affiliates received $556 from Income for contingent deferred sales charges relating to transactions in Investor C Shares.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from August 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate), provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended July 31, 2009, Income and Income Builder paid $76 and $24, respectively, in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

For the year ended July 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Total
Income	$405	$38	$131	$574
Income Builder	261	21	21	303

	Share Classes
Administration Fees Waived	Institutional	Investor A	Investor C	Total
Income	$378	$38	$128	$544
Income Builder	250	21	21	292

	Share Classes
Service and Distribution Fees	Investor A	Investor C	Total
Income	$376	$5,263	$5,639
Income Builder	211	852	1,063

	Share Classes
Transfer Agent Fees	Institutional	Investor A	Investor C	Total
Income	$218	$241	$472	$931
Income Builder	346	230	182	758

	Share Classes
Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Income	$18	$12	$13	$43
Income Builder	15	12	17	44

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Income	$190	$226	$454	$870
Income Builder	313	218	158	689

If during a Portfolio’s fiscal year the operating expenses of a share class, that at anytime during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator.

On July 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring July 31,
	2010	2011
Income	$85,127	$209,323
Income Builder	82,958	180,061

24	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2009 were as follows:

	Purchases	Sales
Income	$1,321,408	$683,728
Income Builder	693,519	339,469

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the year ended July 31, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2009 attributable to non-deductible expenses and foreign currency exchange transactions were reclassified to the following accounts:

	Income	Income Builder
Paid-in capital	$(5,660)	$(3,611)
Undistributed net investment income	$7,832	$5,245
Accumulated net realized loss	$(2,172)	$(1,634)

The tax character of distributions paid during the year ended July 31, 2009 and for the period April 7, 2008 to July 31, 2008 were as follows:

	Income	Income Builder
Ordinary income
7/31/09	$118,167	$52,005
4/7/08 to 7/31/08	$21,539	$11,616

As of July 31, 2009, the tax components of accumulated net losses were as follows:

	Income	Income Builder
Undistributed ordinary income	$16,241	$8,876
Capital loss carryforwards	(8,310)	(3,729)
Net unrealized losses*	(345,838)	(297,076)

Total	$(337,907)	$(291,929)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on certain foreign currency exchange contracts and the deferral of post-October capital losses for tax purposes.

As of July 31, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date:

Expiring July 31,	Income	Income Builder
2016	$8,310	$3,729

7. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets approximates their value recorded in the Portfolios’ Statements of Assets and Liabilities.

ANNUAL REPORT	JULY 31, 2009	25

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2009		Period April 7, 2008 to July 31, 2008
Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,176	$87,367	198,873	$1,987,554
Shares issued in reinvestment of dividends	113	871	—	—

Total issued	10,289	88,238	198,873	1,987,554
Shares redeemed	(6,425)	(46,674)	(189)	(1,800)

Net increase	3,864	$41,564	198,684	$1,985,754

Investor A
Shares sold	22,899	$176,887	10,423	$103,720
Shares issued in reinvestment of dividends	108	863	1	14

Total issued	23,007	177,750	10,424	103,734
Shares redeemed	(3,255)	(23,371)	(194)	(1,985)

Net increase	19,752	$154,379	10,230	$101,749

Investor C
Shares sold	88,109	$683,442	29,448	$288,023
Shares issued in reinvestment of dividends	2,428	18,892	86	825

Total issued	90,537	702,334	29,534	288,848
Shares redeemed	(24,915)	(186,562)	—	—

Net increase	65,622	$515,772	29,534	$288,848

26	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (concluded)

	Year Ended July 31, 2009		Period April 7, 2008 to July 31, 2008
Income Builder	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,289	$133,821	130,821	$1,307,951
Shares issued in reinvestment of dividends	94	687	—	—

Total issued	18,383	134,508	130,821	1,307,951
Shares redeemed	(7,082)	(47,699)	(721)	(6,836)

Net increase	11,301	$86,809	130,100	$1,301,115

Investor A
Shares sold	24,583	$177,746	5,952	$58,379
Shares issued in reinvestment of dividends	201	1,501	—	—

Total issued	24,784	179,247	5,952	58,379
Shares redeemed	(1,805)	(11,446)	(193)	(1,991)

Net increase	22,979	$167,801	5,759	$56,388

Investor C
Shares sold	37,109	$271,534	2,000	$20,000
Shares issued in reinvestment of dividends	155	1,138	—	—

Total issued	37,264	272,672	2,000	20,000
Shares redeemed	(29,647)	(203,607)	—	—

Net increase	7,617	$69,065	2,000	$20,000

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through September 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	JULY 31, 2009	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Income Portfolio and BlackRock Income Builder Portfolio, two of the thirty-three portfolios constituting the BlackRock Funds II (the “Fund”), (collectively the “Portfolios”), as of July 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 7, 2008 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of July 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended, and the period from April 7, 2008 (commencement of operations) to July 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 24, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Income Portfolio and BlackRock Income Builder Portfolio of BlackRock Funds II for the taxable year ended July 31, 2009:

	August 2008 - December 2008	January 2009 - July 2009
Interest Related Dividends for Non-US Residents*
Income Portfolio	48.23%	48.97%
Income Builder Portfolio	30.44%	28.83%

Qualified Dividend Income for Individuals**
Income Portfolio	42.09%	31.33%
Income Builder Portfolio	81.97%	55.20%

Dividends Qualifying for the Dividends Received Deduction for Corporations**
Income Portfolio	24.79%	33.13%
Income Builder Portfolio	49.82%	61.36%

Federal Obligation Interest***
Income Portfolio	1.04%	0.00%

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

**	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

***	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

28	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Income Portfolio (the “Income Portfolio”) and BlackRock Income Builder Portfolio (the “Income Builder Portfolio”) (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of BlackRock Funds II (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Portfolios’ investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Portfolio’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; and (b) BlackRock Investment Management, LLC (collectively, the “Sub-Advisors”) with respect to the Portfolios. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the

ANNUAL REPORT	JULY 31, 2009	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time.

The Board noted that the Income Portfolio ranked in the second quartile against its Lipper Performance Universe for the since inception period reported.

The Board noted that the Income Builder Portfolio ranked in the first quartile against its Lipper Performance Universe for the since inception period reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund:

The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability

30	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the Income Portfolio’s contractual advisory fees were above the median contractual advisory fees paid by the Income Portfolio’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Income Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the Income Builder Portfolio’s contractual advisory fees were above the median contractual advisory fees paid by the Fund’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the Income Builder Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Income Builder Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Income Builder Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors:

The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the

ANNUAL REPORT	JULY 31, 2009	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	ANNUAL REPORT	JULY 31, 2009

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as trustee for any of the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

ANNUAL REPORT	JULY 31, 2009	33

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2008	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2008	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 Funds 101 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2008	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 101 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 Funds 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2008	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as trustee for any of the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors.

34	ANNUAL REPORT	JULY 31, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2008	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 Funds 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 Funds 283 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	JULY 31, 2009	35

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2008	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2008	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2008	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2008	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

BlackRock Investment Management, LLC

Plainsboro, NJ 08536

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Trustees wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund.

36	ANNUAL REPORT	JULY 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	JULY 31, 2009	37

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) at website http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

38	ANNUAL REPORT	JULY 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	JULY 31, 2009	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-7/09-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Income Portfolio	$30,200	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049
Income Builder Portfolio	$30,200	$30,000	$0	$0	$6,100	$6,100	$1,028	$1,049

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Income Portfolio	$414,628	$294,649
Income Builder Portfolio	$414,628	$294,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 22, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: September 22, 2009